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                                                                   EXHIBIT 10.25

                        EXECUTIVE EMPLOYMENT AGREEMENT

     THIS IS A VERY IMPORTANT LEGAL DOCUMENT WHICH MAY AFFECT YOUR RIGHTS
      TO FUTURE EMPLOYMENT. AS A RESULT, YOU SHOULD REVIEW THE DOCUMENT CAREFULLY, AND FULLY UNDERSTAND ITS TERMS AND IMPLICATIONS, BEFORE SIGNING.

          This Employment Agreement ("Agreement") effective April 1, 1997 is entered into between IKON OFFICE SOLUTIONS, INC., an Ohio corporation ("IKON" or the "Company"), with its principal place of business in Valley Forge, Pennsylvania, and Lynn Graham ("Executive").

          In consideration of the mutual promises contained in this Executive Employment Agreement ("Agreement") including the following items, none of which would be conferred upon Executive absent execution of this Agreement: (1) a change in employment status from employment-at-will to employment for a fixed period of time in a new executive position, subject to the terms and conditions set forth below; and (2) additional good and valuable consideration including but not limited to that set forth in Addendum B of this Agreement, the parties to this Agreement ("Parties"), INTENDING TO BE LEGALLY BOUND, agree as follows:

ARTICLE I-TERMS OF EMPLOYMENT
-----------------------------

1.1  DUTIES.
     ------

     1.1.1  DUTIES OF POSITION.  IKON shall employ Executive as President of its
            ------------------
Document Services division. The Parties expressly agree that the position of President of the Document Services division of IKON Office Solutions is a key position and an executive position in the Company. Executive shall comply with his obligation set forth in this Employment Agreement and with all Company policies, now currently in force, or as may from time to time be unilaterally adopted and modified by the Company, whether or not reduced to writing. In addition, Executive shall have the following duties set forth in Addendum A of the Agreement which is hereby incorporated as if fully set forth herein.

Executive specifically recognizes and acknowledges that this position is one of trust and confidence and that, as a result, he will have access to, and may be given specialized education and confidential, proprietary information of the Company.

     1.1.2  DUTY OF LOYALTY. Executive will (1) devote substantially appropriate
            ---------------
time, attention, and energies to the business of the Company and diligently perform all duties incident to his employment; (2) use his best efforts to promote the interests and goodwill of the Company; and (3) perform such other duties commensurate with his office as the President of IKON, or his assignees, from time to time assign him. Further, during the term of employment, Executive shall not engage in any activity to the detriment or embarrassment of the Company. By way of illustration and not as a limitation, Executive shall not discuss with any customer or potential customer of the Company, or any competitor of the Company, any plans by Executive or any other employees of the Company to leave the employment of the Company or to compete with the Company. Executive shall at all times in performance of his duties work in concert with, and take direction from the President of IKON.

1.2  TERM OF AGREEMENT.  Unless terminated in accordance with Article 2, this
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Agreement shall remain in force for a term of two and one-half (2 1/2) years from the effective date of this Agreement through September 30, 1999 ("Term").

1.3  COMPENSATION.  During the Term of the Agreement, the Executive shall be
     ------------
compensated in accordance with the terms set forth in Addendum B of this Agreement which is incorporated as if fully set forth herein ("Total Compensation Package"). In the event the Company shall pay to Executive during the Term any compensation in excess of the Total Compensation Package provided for herein, the payment of such increased compensation shall not be deemed to be an amendment to this Agreement, and may be discontinued at any time without cause. Executive's Total Compensation Package shall be reviewed on a periodic basis (most likely, yearly) and shall remain consistent with and commensurate to those other executives of the Company in similar roles, always taking into consideration the total responsibilities of Executive to the Company as well as the overall revenue and operating income contributions of Executive's designated marketplaces. The Company shall have the right to further adjust the Executive's Total Compensation Package to reflect the actual performance of the Executive.

1.4  ADDITIONAL OBLIGATIONS OF EXECUTIVE.  Executive understands that the
     -----------------------------------
obligations imposed under this Agreement are not exclusive, and that the Company may unilaterally, from time to time, impose additional reasonable obligations upon Executive consistent with his duties and position within the Company. If Company promotes Executive, or changes Executive's areas of responsibilities during the Term of this Agreement, Company, at its option, may require Executive to execute an Addendum describing the Executive's promotion, or change of areas of Executive's responsibilities.

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1.5  DISCOVERIES.  Executive shall promptly disclose in writing to the Company
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any and all information, ideas, conceptions, inventions, discoveries, processes, methods, designs, and know-how, as well as all works of authorship (including computer programs) which are within the subject matter of copyright, which are conceived, originated, developed, made or acquired by Executive, either individually or jointly with others, during the period of Executive's employment with the Company or for one (1) year period thereafter and: (i) for which the Company provided either equipment, supplies, facilities, or confidential information; (ii) which were made or conceived on or partially on the Company's time; or (iii) which relate to IKON's business or the business that IKON is in the process of developing (collectively referred to as the "Vision Discoveries") and shall assign or offer to assign to Company any and all of Executive's rights in each Vision Discovery.

1.6  COPYRIGHTS.  All Vision Discoveries which are within the subject matter of
     ----------
copyright shall be considered a "work for hire" granting the Company full ownership to the work and components and all rights comprised therein. Should any work or component thereof not fall within the definition of a "work for hire" under copyright law, the Executive hereby transfers and assigns or, if necessary, will transfer and assign to the Company full ownership of the copyright to the work or component thereof and all rights comprised therein. The Executive will sign all applications for registrations of such copyright, and perform all other acts necessary or convenient to carry out the terms of this Provision.

ARTICLE 2-TERMINATION OF AGREEMENT
----------------------------------

2.1  TERMINATION BY THE COMPANY -- ENUMERATED REASONS.  Company may, in its sole
     ------------------------------------------------
discretion, terminate Executive's employment at any time during the Term of the Agreement under the following circumstances:

          (1) Executive fails to comply with any material Company Policy, either currently in force, or as may from time to time be adopted and modified by the company;

          (2) the Executive's performance falls below 80% of the stated mutually agreed-upon operational and financial goals specifically applicable to Executive during any fiscal year time period;

          (3) Executive breaches his obligations under the terms of this Agreement;

          (4) the Executive has committed an act of dishonesty, moral turpitude; has exhibited material, gross, or substantial misfeasance or negligence in the performance of his duties, waste of corporate assets, illegal conduct, or conduct that is injurious to the Company, its reputation or goodwill or theft or has breached his duties of loyalty to the Company, including any duties specified under Article 1.1.2 hereunder or an act of insubordination to any of his supervisors.

          It is specifically understood that, during the Term of the Agreement, Executive shall not be terminated pursuant to either 2.1 (1), (2) or (3) unless and until (a) Executive has received reasonable written notice from the Company of the applicable Company Policy, the operational and financial goals applicable to the Executive or the breach of obligation, and (b) Executive has had reasonable opportunity to comply with such Company Policy, contractual obligation or perform up to the standards, expectations or applicable goals set by Company. The Company may, however, immediately terminate Executive pursuant to 2.1 (4) without notice.

          In the event of the termination of Executive under this Article 2.1, Executive's right to the compensation and benefits provided in Addendum B shall immediately terminate and/or cease to accrue, provided, however, that Executive shall receive (i) the unpaid portion, if any, of the Base Salary computed on a pro-rata basis to the date of termination of employment and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

2.2.  TERMINATION BY THE COMPANY -- NOT ENUMERATED REASONS.  The Company may
      ----------------------------------------------------
terminate the employment of Executive during the Term for reasons other than those enumerated in Article 2.1. However, in such event, the Company shall be liable to Executive for the Base Salary compensation (but not unrealized bonuses) and other remaining benefits (as permitted for terminated employees under Company policy) provided in Addendum B for the remainder of the Term, and, to the extent not inconsistent with applicable law and/or the terms and conditions of any Plan or Program, all other remaining benefits (excluding bonuses) shall continue to accrue until the end of the Term, which shall constitute the full liquidated damages to which Executive is entitled. As an elaboration of the above, but in no event to be construed as a commitment, in such circumstances, the President of IKON shall recommend to the Board of Directors of IKON that Executive's remaining unvested stock options should be fully vested. Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

Notwithstanding the foregoing, the amounts otherwise due pursuant to this
Article 2.2 shall be reduced by the full amount of any and all income earned or received by the Executive during the remainder of the Term. Executive is obligated to report all such income to the Company.

2.3  DISABILITY AND DEATH
     --------------------

          2.3.1 DISABILITY. In the event that Executive is unable fully to
                ----------
perform his duties and responsibilities hereunder to the full extent required by the Company by reason of illness, injury or incapacity for ninety (90) consecutive days or ninety (90) working days during the Term, this Agreement may be terminated by Company and Company shall have no further liability or obligation to Executive for the compensation or benefits set forth in Addendum B, provided however, that Executive will be entitled to receive (i) salary continuation until the long-term disability benefit plan (if applicable) takes effect, (ii) the payments prescribed under any disability benefit plan which may be in effect for employees of the Company and in which he participated and (iii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B. For purposes of this paragraph 2.3.1, Executive's temporary inability to travel or maintain regular office hours because of illness, injury or incapacity will not be considered a failure or inability to perform his duties and responsibilities so long as Executive, through Telecommuting and alternate arrangements, otherwise fulfills his duties and responsibilities.

          2.3.2. DEATH. In the event that Executive dies during the Term,
                 -----
Company shall pay to his executors, legal representatives or administrators an amount equal to the installment of his Base Salary set forth in Addendum B for the month in which he dies, and for an additional two (2) months thereafter, and thereafter Company shall have no further liability or obligation pursuant to the Agreement to his executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through him; provided however, that Executive's estate or designated beneficiaries shall be entitled to receive
(i) the payment prescribed for such recipients under any death benefit plan which may be in effect for employees of the Company and in which Executive participated and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

ARTICLE 3-RESTRICTION ON THE USE OF CONFIDENTIAL INFORMATION
------------------------------------------------------------

3.1  SCOPE OF CONFIDENTIAL INFORMATION. Executive acknowledges that the Company
     ---------------------------------
is engaged in the business of sales, servicing, renting and leasing of copier equipment, facsimiles, micrographic equipment, computers, shredders, offset printing, typewriters, laser printers, word processing equipment and other related office products, the business of facilities management and state-of-the-art copying and/or scanning operations, the ongoing development and implementation of additional business segments providing outsourcing and networking sales and services, and the growth through acquisitions of entities engaged in any or all of the aforementioned businesses ("Company's Business"). Executive further recognizes that the Company's Business and its continued success depend upon the use and protection of a large body of confidential and proprietary information. Executive further acknowledges that he holds a position of trust and confidence by virtue of which he necessarily possesses, has access to and, as a consequence of his signing this Agreement, will continue to possess and have access to, highly valuable, confidential and proprietary information not known to employees of the Company at large or the public in general, and that it would be improper for him to make use of this information for the benefit of himself or others. ALL OF SUCH CONFIDENTIAL AND PROPRIETARY INFORMATION NOW EXISTING OR TO BE DEVELOPED IN THE FUTURE WILL BE REFERRED TO IN THIS AGREEMENT AS "COMPANY SECRETS". Company and Executive intend that the meaning of "Company Secrets" in this Agreement will be read as broadly as possible to include all information of any sort (whether merely remembered or embodied in a tangible medium) which (i) is related to Company's Business or potential future business and (ii) is not generally and publicly known. This includes, without specific limitation, information relating to the nature and operation of the Company's Business, the persons, firms and corporations which are customers or active prospects of the Company during Executive's employment by the Company, the Company's development transition and transformation plans, methodology and methods of doing business, strategic, acquisition, marketing and expansion plans, including plans regarding planned and potential acquisitions and sales, financial and business plans, employee lists, numbers and location of sales representatives, new and existing programs and services, support and those under development, prices and terms, customer service, integration processes requirements, costs of providing service, support and equipment and equipment maintenance costs.

3.2  EXECUTIVE'S DUTY NOT TO DISCLOSE CONFIDENTIAL INFORMATION.  Executive will
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protect and preserve as confidential during his employment relationship with the
Company and at all times after the termination of the employment relationship, all of the Company Secrets at any time known to Executive or at any time in Executive's possession or control. Executive understands that this Agreement includes an obligation not to disclose Company Secrets to employees within the Company who do not have a right or need to know the Company Secrets.

Executive will, during his employment relationship with the Company and at all times after the termination of the employment relationship, neither disclose, use, nor allow any other person or entity to use in any way, except for the benefit of the Company and as directed by the Company, any of the Company Secrets.

3.3  RETURN OF CONFIDENTIAL INFORMATION.  Executive will, prior to or upon
     ----------------------------------
leaving employment with the Company, deliver to the Company any and all records, items and media of any type (including, without limitation, all partial or complete copies of duplicates) containing or otherwise relating to any of the Company Secrets, whether prepared or acquired by, or provided to, Executive. Executive acknowledges that all such records, items and media are and at all times will be and remain the property of Company.

3.4  ADDITIONAL AGREEMENTS REQUIRED BY THIRD PARTIES.  Executive will enter into
     -----------------------------------------------
and comply fully with any agreement reasonably required by any of the Company's affiliates, business partners, suppliers or contractors with respect to the protection of the confidential and proprietary information of such entities.

3.5  SEVERABILITY.  Executive understands that the obligations imposed under
     ------------
this Restriction on the Use of Confidential Information are in addition to, and independent of, any Restriction on Post-Termination Employment imposed under this Agreement or any previously executed agreement concerning post-termination employment, impose separate and distinct obligations from the Restriction on Post-Termination Employment, and may be valid even if the Restriction on Post-Termination Employment is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 4-RESTRICTION ON POST-TERMINATION EMPLOYMENT
----------------------------------------------------

4.1  ACKNOWLEDGMENTS BY EXECUTIVE.
     ----------------------------

          4.1.1.  ACKNOWLEDGMENT OF PROTECTIBLE INTERESTS. Executive agrees that
                  ---------------------------------------
the Company has a protectible interest in the Company Secrets, goodwill and specialized knowledge acquired by Executive during the course of his employment with Company.

          4.1.2.  ACKNOWLEDGMENT OF CONSIDERATION. Executive acknowledges that
                  -------------------------------
the provisions of this Article 4 are in consideration of (1) a change in employment status from that of an at-will employee to employment for a fixed period of time, subject to discharge only for the reasons and under the terms and conditions set forth in this Agreement; and (2) additional good and valuable consideration as set forth in Addendum B of this Agreement including but not limited to the granting of specific stock options.

          4.1.3.  ABILITY TO EARN LIVELIHOOD.  Executive expressly agrees and
                  ---------------------------
acknowledges that the Restrictions contained in this Article 4 do not preclude Executive from earning a livelihood, nor does it unreasonably impose limitations on Executive's ability to earn a living. In addition, the Executive agrees and acknowledges that the potential harm to the Company of its non-enforcement outweighs any harm to the Executive of its enforcement by injunction or otherwise.

          4.1.4.  EXECUTIVE'S GEOGRAPHIC AREA. Executive's Geographic Area for
                  ---------------------------
purposes of this Agreement is defined as the designated geographic territory (also referred to within the Company as marketplace(s)) that is or was under the Executive's management, control and/or responsibility during the two (2) year period immediately preceding the termination of Executive's employment. At present, Executive is responsible for all of North America.

4.2  POST-EMPLOYMENT RESTRICTIONS.  Executive agrees that if Executive's
     ----------------------------
employment with the Company is terminated for cause, by voluntary resignation on the part of Executive, or without cause (whether by the Company, by Executive or otherwise), the Executive will not, without the express written consent of the Company, directly or indirectly, for a period of three (3) years from the date of termination, in any capacity whatsoever, including either as an employee, employer, officer, director, proprietor, partner, joint venturer, consultant, stockholder (except for investments of no greater than 5% of the total outstanding shares in any publicly funded company), on his behalf or on behalf of any other entity:

          (1) solicit, sell to, divert, serve, accept or receive business, which is similar to, or competitive with, the Company's Outsourcing Business, from any entity which was a customer of IKON, or an active prospect of IKON within the Executive's Geographic Area, or

          (2) start-up, engage or manage in any business which competes with the Company's Outsourcing Business within the Executive's Geographic Area, or

          (3) acquire, purchase, or work in any capacity whatsoever for or on behalf of, any entity which has been identified as an actual or potential acquisition of IKON during the two (2) year period immediately preceding the termination of Executive's employment, or

          (4) solicit, entice, or encourage any employee of the Company to leave the Company or hire or employ any such employee, or

          (5) Manage or work for a business or a portion of the business, of any entity within the Executive's Geographic Area, engaged in a business which is similar to, or competitive with, the Company's Outsourcing Business, or

          (6) Work in any capacity whatsoever for Xerox Corporation or Danka Corporation, or any subsidiaries or affiliates thereof.

          For purposes of this paragraph 4.2, Company's Outsourcing Business is defined as the business of facilities management, business and litigation photo-copying, scanning, imaging, backfile conversion, printing, graphic design and fulfillment.

          The foregoing restriction shall be in addition to (and to the extent of any conflict, shall control) any post-employment restriction contained in any Long-Term Incentive Plan applicable to Executive.

4.3  SEVERABILITY.  Executive understands that the obligations imposed under
     ------------
this Restriction on Post-Termination Employment are in addition to, and independent of, any Restriction on the Use of Confidential Information imposed under this Agreement and any previously executed agreement concerning post-terminated employment, impose separate and distinct obligations from the Restriction on the Use of Confidential Information, and may be valid even if the Restriction on the Use of Confidential Information is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 5-REMEDIES FOR BREACH
-----------------------------

5.1  INJUNCTIONS.  In the event of a breach or threatened breach of any
     -----------
provision of Articles 3 or 4 of this Agreement, Executive acknowledges and agrees that the Company will suffer irreparable harm and further acknowledges and agrees that the Company's remedies at law are inadequate, and that the Company shall be entitled to an immediate injunction restraining such breach or potential breach as well as other equitable relief; but nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available for such breach or threatened breach.

5.2  RESTITUTION.  Notwithstanding anything in this Agreement or any other
     -----------
agreement between the parties to the contrary and in addition to any other rights or remedies the Company may have, if at any time Executive (whether during the Employment period or thereafter as provided herein) has violated any of his obligations contained in Articles 3 and 4 above, then the obligation of the Company to pay salary, vacation pay, bonus, incentive compensation or other form of pay or compensation, shall terminate, and from and after such termination neither the Executive, his beneficiary nor any of their legal representatives or distributee shall have any right to receive any payment(s) in connection therewith.

ARTICLE 6 -MISCELLANEOUS
------------------------

6.1  ARBITRATION. Except as permitted or provided in the foregoing Article 5, in
     ------------
the event Executive's employment is terminated, and Executive contends that such termination was wrongful or otherwise in violation of his rights or privileges, express or implied, whether founded in fact or in law, or any other rights or privileges, or was in violation of any express or implied condition, term, or covenant, whether founded in law or in fact, including but not limited to the covenant of good faith and fair dealing, or otherwise in violation of law, Executive and Company agree to submit the above-described disputed matter to binding arbitration. Executive and Company further expressly agree that in any such arbitration, the exclusive maximum remedy which may be awarded by the arbitrator(s) shall be limited to back pay owing up to and including the date the arbitration award becomes final and reasonable attorney's fees and costs. Notwithstanding the above remedy, the parties further agree that in the event such arbitrator(s) determine that Executive was not terminated for cause, then the arbitrator(s) shall have the additional ability in a termination situation to award the remedy as described in Section 2.2 above. Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

6.2  REFORMATION.  The provisions and covenants contained herein are intended to
     -----------
be separate and divisible and if, for any reason, any one or more of such provisions or covenants should be held to be invalid and unenforceable in whole or in part, it is agreed that the same shall not be held to affect the validity or enforceability of any other provisions and covenants of this Agreement. In the event that any restriction set forth in this Agreement is determined by a Court to be unenforceable with respect to scope, time or geographical coverage, Executive agrees that such a restriction should be modified and narrowed so as to provide the maximum protection of the Company's legally protectible interests as described in this Agreement, and without negating or impairing any other restrictions or agreements set forth herein.

6.3  REASONABLENESS.  Executive acknowledges that he has carefully read this
     --------------
Agreement and has given careful consideration to the restraints imposed upon the Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of the Company's Secrets. The Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area, except for mutually agreed upon modifications to this Agreement.

6.4  MODIFICATION.  The Parties agree that the Agreement may not be modified
     ------------
except by the mutual written consent of the Parties. Notwithstanding the foregoing, the parties further agree that if a judicial or quasi-judicial entity declares the agreement invalid in whole or in part, it may modify the terms of the Agreement to give affect to the Agreement as modified.

6.5  SUCCESSORS AND ASSIGNS OF THE COMPANY.  This Agreement shall bind Company
     --------------------------------------
and Executive and also all of their respective family members, heirs, administrators, representatives, successors, assigns, officers, directors, agents, employees, shareholders, affiliates, predecessors, and also all other persons, firms, corporations, associations, partnerships, and entities in privity with or related to or affiliated with any such person, firm, corporation, association, partnership or entity; including without limitation, any person, firm, corporation, association, partnership, limited liability company and entity or combination thereof which shall acquire substantially all of the assets, or direct or indirect control of a majority of the voting stock, of the Company, or which shall in any other manner cause a majority of the current members of the Board of Directors or the President to be replaced at any time after the effective date of this Agreement (a "Change of Control"). Any termination under Section 2.1 (2) within twelve (12) months of a Change of Control or any material demotion or restriction of Executive's current duties at the time of the Change of Control or within twelve (12) months of a Change of Control, however effected, shall not be deemed a termination under Section 2.1 and Executive shall instead be entitled to receive the benefits he would be entitled to receive under Section 2.2 of this Agreement. Notwithstanding anything to the contrary herein, this Agreement (and the provisions herein) shall be declared null and void in the event IKON goes into bankruptcy or becomes insolvent.

6.6  SURVIVAL OF OBLIGATIONS AND PROVISIONS.  Exercise of the Company's
     --------------------------------------
termination rights according to the provisions of Articles 2.1, 2.2. and 2.3.1 shall not affect the Company's rights or the Executive's obligations under
Article 1.1.2 and Articles 3, 4, 5 or 6. The Parties acknowledge and agree that the provisions within Article 1.1.2 and Articles 3, 4, 5 or 6 survive the termination or expiration of this Agreement as well as the termination of Executive's employment relationship with the Company.

6.7  AT-WILL PRESUMPTION.  Upon completion of the Term of the Agreement, the
     -------------------
Parties acknowledge and agree that any further employment with the Company shall be in an at-will capacity and may be terminated at any time or the Agreement may be renewed by mutual written agreement.

6.8  EXPENSES OF ENFORCEMENT.  Executive shall be liable to, and will pay the
     -----------------------
Company for all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Company in the successful enforcement in any respect of any of its rights under this Agreement, whether in litigation or otherwise. Likewise, in the event the Company is unsuccessful in enforcing its rights under this Agreement, whether in litigation or otherwise, then the Company shall pay all of Executive's costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by Executive in defending the Company's claims.

6.9  ENTIRE AGREEMENT.  The Executive acknowledges and agrees that this
     ----------------
Agreement, including Addendums A and B which are incorporated herein and made a part of the Agreement, together with the IKON Office Solutions' Confidentiality and Patent Agreement executed by the Executive, which is incorporated herein and made a part of the Agreement, constitute the entire agreement between the Parties concerning the subject matter of this Agreement, and that together they supersede and replace all prior agreements, whether written or oral except the relevant benefit and compensation plans (including any Long-Term Incentive Plan applicable to Executive) referred to elsewhere in the Agreement, which are incorporated by reference; there are no other agreements, understandings, restrictions, warranties, or representations between the parties relating to this subject matter. Executive hereby represents that, in signing the Agreement, he has not relied upon any promise, representation, or any other inducement that is not expressed herein.

6.10  APPLICABLE LAW.  This Agreement, the construction of its terms, and the
      --------------
interpretation of the parties' rights and duties shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania (the state of the principal place of business of Company) without regard to the choice of law provisions of such law.

6.11  VENUE.  The parties hereby agree that any lawsuit or proceeding instituted
      -----
regarding this Agreement, its interpretation, enforcement or validity shall be commenced in the Court of Common Pleas of Chester County, Pennsylvania, or in the United States District Court for the Eastern District of Pennsylvania, and the parties hereby consent to the personal jurisdiction over them of both Courts.

6.12  NOTICES.  All notices and other communications concerning this Agreement
      -------
shall be in writing and must be given by postage prepaid, registered or certified mail, as follows:

          (a)  If to the Company, to:        (b)  If to Executive, to:

               IKON Office Solutions, Inc.        Lynn Graham
               P.O. Box 834                       21 Waterford Lakes
               Valley Forge, PA 19482             The Woodlands, TX  77381
               Attn: Law Department

6.13  UNDERSTANDING OF TERMS.  Executive acknowledges that he has carefully
      ----------------------
reviewed the contents of this Agreement, understands its import and intent, including the restrictions on post-termination employment it imposes, and that he agrees to its terms without duress and in full and complete knowledge of its effect.

6.14  WAIVER.  No omission or delay on the part of either Party of due and
      ------
punctual fulfillment of any obligation shall be deemed to constitute a waiver by the other Party of any of its rights to require such due and punctual fulfillment of any other obligation hereunder, whether similar or otherwise, or a waiver of any remedy it may have.


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                                       7

IN WITNESS HEREOF, the Parties have affixed their signatures to this Agreement to be effective ___________________.



WITNESS

/s/ Signature                                /s/ Lynn Graham
-------------------------------              ----------------------------------
                                             Lynn Graham




                                             IKON OFFICE SOLUTIONS, INC.


                                             /s/ John E. Stuart
                                             ----------------------------------
                                             By:  John E. Stuart
                                             Title:  Chief Executive Officer

                                                       Addendum A



JOB TITLE:    PRESIDENT - DOCUMENT SERVICES
              IKON Office Solutions

JOB DESCRIPTION AND PRIMARY RESPONSIBILITIES:


REPORTS TO:   CHIEF EXECUTIVE OFFICER OF IKON

GENERAL SCOPE:

The President of Document Services has full Profit and Loss ("P&L"), asset management, logistics, marketplace strategy and implementation, customer relations and employee relations responsibilities for the Document Services division and all the districts and marketplaces serviced by such division in North America.

SPECIFIC ACCOUNTABILITIES:

Manage the Document Services division in a cost effective and responsive manner to effectively provide high quality and timely support and services to all IKON marketplaces and customer base.

Assess, identify and develop appropriate business plans and maximize the total growth opportunity for the division, effectively utilizing all of the products and services which the division and IKON offers. Consistently achieve financial and non-financial objectives.

Ensure that the resources and disciplines are in place in a timely fashion in order to meet or exceed business plan commitments.

Keep immediate direct report informed on a regular basis regarding issues related to financial, asset, organizational, employee, customer and vendor objectives and relationships. Effectively implement IKON strategies and marketing initiatives through the division as assigned.

Identify companies and actively participate in the acquisition process to acquire quality companies that provide products and services consistent with IKON's strategic objectives.

Participate in task forces and ad hoc projects as assigned.

Demonstrate broad leadership capability across all areas of the business, maintaining the highest ethical standards.

AUTHORITY:

 .    Authority, subject to one-over-one approval, to hire, terminate, determine compensation levels and criteria for direct reports and provide one-over-one approval for the management level reporting to the division President's direct reports.

 .    Authority to approve capital expenditures up to a limit of $100,000 within the division.

 .    Authority as delegated from the CEO of IKON to make commitments on behalf of IKON to customers and vendors.

 .    Authority to negotiate real estate leases including rates within the scope of IKON policies and procedures as delegated by the CEO of IKON.




                                             Initials:  ________

                                                        ________

                                        Addendum B



TITLE:  PRESIDENT - DOCUMENT SERVICES

INITIAL TERM - COMPENSATIONS ITEMS:

     BASE SALARY:  4/1/97-9/30/97     $225,000.00 per year ($112,500 over the 6
                                      months)
                   10/1/97-9/30/98    $235,000.00 per year
                   10/1/98-9/30/99    $235,000.00 per year

     BONUS OPPORTUNITY: Up to maximum of one hundred percent (100%) of Base Salary/year based upon mutually agreeable objectives for the division as follows:

     .Fiscal 1997 -
     --------------

     1. Operating Income Target to earn 100% of performance bonus is $25,500,000 plus any additional operating income dollars resulting from fiscal 1997 acquisitions and mergers (less the customary 90 day grace period).

     2. Operating Income Pretax Cash Target to earn 100% of performance bonus is $11,500,000 (45% of OI $) plus any additional pretax cash dollars resulting from fiscal 1997 acquisitions and mergers (less the customary 90 day grace period).

     Note: The performance bonus calculation will be adjusted based on a performance matrix that reflects a 1% underachievement to target resulting in a 5% decrease in bonus i.e. the minimum threshold that needs to be reached in each target category is 90% of target.


     Fiscal 1998 and 1999 -
     --------------------

     The performance bonus criteria will be agreed upon each year on or before November 1st for the applicable fiscal year.

OTHER COMPENSATION BENEFITS:

     . One-time discretionary grant of 3500 IKON Stock options (standard vesting criteria) to be granted by Board of Directors in August , 1997 due to promotion and entering into this Executive Employment Agreement and the post-employment restrictions contained herein.


STANDARD BENEFITS:

1. Executive shall be reimbursed travel and entertainment expenses related to Company's business consistent with the policies of the Company

2. Executive shall be entitled to reasonable vacations, without cessation of salary payments.

3. Executive will continue eligibility under the NightRider Overnight Copy Service Executive Long-Term Incentive Plan Agreement II and will be provided with benefits under the terms and conditions of the IKON Retirement and Pension Plan for Salaried Employees, the IKON Medical Plan (disability, life, etc.) as those plans apply to the Document Services division and as may be amended from time to time.

4. In the event of any conflict between this Addendum B and any relevant plan ("Plan") document or summary plan description ("SPD"), the relevant Plan or SPD will govern.

     Further, in the event of Executive's death, the special rules set forth in the relevant Retirement Plan or SPD shall govern




                                             Initials:  _________

                                                        _________

                             IKON OFFICE SOLUTIONS
                     CONFIDENTIALITY AND PATENT AGREEMENT

  I, Lynn Graham, in consideration of my continued employment by IKON Office Solutions, Inc., my change in employment status from employment-at-will to employment for a fixed period of time in a new executive position, the compensation paid or to be paid to me, and discretionary stock options being granted to me, agree as follows:

  1.  Definitions.  The term "IKON" as used in this Agreement includes IKON
      -----------
Office Solutions, Inc. and all of its divisions, subsidiaries or affiliates.

  2.  Disclosure of Confidential Information.  I shall not at any time during my
      --------------------------------------
employment or thereafter, except as properly required in the course of my employment, publish, disclose or authorize anyone else to publish or disclose any Confidential Information belonging to IKON. Confidential Information includes, but is not limited to, models, drawings, memoranda and other materials, documents or records of a proprietary nature; information relating to research, finance, accounting, sales, personnel, management and operations; and information particularly relating to customer lists, price lists, customer service requirements, costs of providing service and equipment, and equipment maintenance costs; notwithstanding the foregoing or any contrary provision hereof, the term "Confidential Information" shall not include any information
(i) which is or becomes public otherwise than through a breach of this Agreement, (ii) which was known to me prior to disclosure thereof by IKON, or
(iii) which is disclosed to me by a non-Company employee third party not subject to an obligation to maintain such information in confidence.

  3.  Use and Return of Company Property.  I shall not, in the course of my
      ----------------------------------
employment or thereafter, use or permit others to use materials, equipment or other company property for personal purposes. Further, I shall not make copies of, resell or transfer any computer software owned or licensed by IKON. On termination of my employment, I will deliver to IKON all property belonging to IKON, and will not retain any copies or reproductions of correspondence, reports, drawings, photographs or documents containing Confidential Information or relating in any way to the business of IKON that is confidential or proprietary in nature.

  4.  Patents, Copyrights and Trade Secrets.  I will disclose and assign to IKON
      -------------------------------------
any and all material of a proprietary nature, particularly including, but not limited to, material subject to protection as trade secrets or as patentable or copyrightable ideas which I may conceive, invent, or discover during the course of my employment with IKON. Upon IKON's request, either during or at any time after the termination of my employment with IKON, I shall execute and deliver all papers, including applications for patents and do such other acts (entirely at IKON's expense) as may be necessary for IKON to obtain and maintain proprietary rights in any and all countries and to vest title thereto in IKON.

  5.  Term; Modifications.  THE PROVISIONS OF THIS AGREEMENT SHALL SURVIVE
      -------------------
TERMINATION OF MY EMPLOYMENT RELATIONSHIP WITH IKON. This Agreement may be modified or waived only by a written instrument signed by me and an authorized executive of IKON.

  6.  Severability.  The provisions of this Agreement shall be deemed severable,
      ------------
and the invalidity or unenforceability of any provision shall not affect the validity and enforceability of the other provisions hereof. If any provision of this Agreement is unenforceable for any reason whatever, such provision shall be appropriately limited and given effect to the extent that it may be enforceable.


  I HAVE READ THIS AGREEMENT AND FULLY UNDERSTAND ITS TERMS.


  Signed at Houston, TX, this 13th day of June, 1997.


Witness:  _______________________________         /s/Lynn Graham
                                                  -------------------------
                                                  Lynn Graham

                                                                   EXHIBIT 10.25

                        EXECUTIVE EMPLOYMENT AGREEMENT

     THIS IS A VERY IMPORTANT LEGAL DOCUMENT WHICH MAY AFFECT YOUR RIGHTS
      TO FUTURE EMPLOYMENT. AS A RESULT, YOU SHOULD REVIEW THE DOCUMENT CAREFULLY, AND FULLY UNDERSTAND ITS TERMS AND IMPLICATIONS, BEFORE SIGNING.

            This Employment Agreement ("Agreement") effective October 1, 1995, is entered into among ALCO OFFICE PRODUCTS, an operating division (including its network of operating companies) of Alco Standard Corporation ("AOP") and ALCO STANDARD CORPORATION ("Alco") (both entities AOP and Alco also collectively referred to as the "Company"), an Ohio Corporation with its principal place of business in Pennsylvania, and PETER W. SHOEMAKER ("Executive").

            In consideration of the mutual promises contained in this Executive Employment Agreement ("Agreement") including the following three items, none of which would be conferred upon Executive absent execution of this Agreement: (1) a change in employment status from employment-at-will to employment for a fixed period of time in a new executive position, subject to the terms and conditions set forth below; (2) eligibility to participate in the new 1995-1996 Long-Term Incentive Compensation Program in accordance with the additional terms of that Program; and (3) additional good and valuable consideration including but not limited to that set forth in Addendum B of this Agreement the parties to this Agreement ("Parties") INTENDING TO BE LEGALLY BOUND, Agree as follows:

ARTICLE I-TERMS OF EMPLOYMENT
-----------------------------

1.1  DUTIES.
     ------

     1.1.1  DUTIES OF POSITION.  AOP shall employ Executive as a Regional
            ------------------
President of AOP. The Parties expressly agree that the position of Regional President is a key position and an executive position in the Company. Executive shall comply with his obligation set forth in this Employment Agreement and with all Company policies, now currently in force, or as may from time to time be unilaterally adopted and modified by the Company, whether or not reduced to writing. In addition, Executive shall have the following duties set forth in Addendum A of the Agreement which is hereby incorporated as if fully set forth herein.

Executive specifically recognizes and acknowledges that this position is one of trust and confidence and that, as a result, he will have access to, and may be given specialized education and confidential, proprietary information of the Company.

     1.1.2  DUTY OF LOYALTY.  Executive will (1) devote substantially all his
            ---------------
time, attention, and energies to the business of the Company and diligently perform all duties incident to his employment; (2) use his best efforts to promote the interests and goodwill of the Company; and (3) perform such other duties commensurate with his office as either the President of AOP or the President of Alco, or the assignees of either from time to time assign him. Further, during the term of employment, Executive shall not engage in any activity to the detriment or embarrassment of the Company. By way of illustration and not as a limitation, Executive shall not discuss with any customer or potential customer of the Company, or any competitor of the Company, any plans by Executive or any other employees of the Company to leave the employment of the Company or to compete with the Company.

1.2  TERM OF AGREEMENT.  Unless terminated in accordance with Article 2, this
     -----------------
Agreement shall remain in force for a term of three (3) years from the date of execution of this Agreement ("Term").

1.3  COMPENSATION.  During the Term of the Agreement, the Executive shall be
     ------------
compensated in accordance with the terms set forth in Addendum B of the Agreement which is incorporated as if fully set forth herein ("Total Compensation Package"). In the event the Company shall pay to Executive during the Term any compensation in excess of the Total Compensation Package provided for herein, the payment of such increased compensation shall not be deemed to be an amendment to this Agreement, and may be discontinued at any time without cause.

1.4  ADDITIONAL OBLIGATIONS OF EXECUTIVE.  Executive understands that the
     -----------------------------------
obligations imposed under this Agreement are not exclusive, and that the Company may unilaterally, from time to time, impose additional reasonable obligations upon Executive consistent with his duties and position within the Company. If Company promotes Executive, or changes Executive's areas of responsibilities during the Term of this Agreement, Company, at its option, may require Executive to execute an Addendum describing the Executive's promotion, or change of areas of Executive's responsibilities.

1.5  DISCOVERIES.  Executive shall promptly disclose in writing to the Company
     -----------
any and all information, ideas, conceptions, inventions, discoveries, processes, methods, designs, and know-how, as well as all works of authorship (including computer programs) which are within the subject matter of copyright, which are conceived, originated, developed, made or acquired by Executive, either individually or jointly with others, during the period of Executive's employment with the Company or for one (1) year period thereafter and: (i) for which the Company provided either equipment, supplies, facilities, or confidential information; (ii) which were made or conceived on or partially on the Company's time; or (iii) which relate to AOP's business or the business that AOP is in the process of developing (collectively referred to as the "Vision Discoveries") and shall assign or offer to assign to Company any and all of Executive's rights in each Vision Discovery.

1.6  COPYRIGHTS.  All Vision Discoveries which are within the subject matter of
     ----------
copyright shall be considered a "work for hire" granting the Company full ownership to the work and components and all rights comprised therein. Should any work or component thereof not fall within the definition of a "work for hire" under copyright law, the Executive hereby transfers and assigns or, if necessary, will transfer and assign to the Company full ownership of the copyright to the work or component thereof and all rights comprised therein. The Executive will sign all applications for registrations of such copyright, and perform all other acts necessary or convenient to carry out the terms of this Provision.

ARTICLE 2-TERMINATION OF AGREEMENT
----------------------------------

2.1  TERMINATION BY THE COMPANY -- ENUMERATED REASONS.  Company may, in its sole
     ------------------------------------------------
discretion, terminate Executive's employment at any time during the Term of the Agreement under the following circumstances:

            (1) Executive fails to comply with any material Company Policy, either currently in force, or as may from time to time be adopted and modified by the company;

            (2) the Executive's performance falls below 80% of the stated operational and financial goals specifically applicable to Executive;

            (3) Executive breaches his obligations under the terms of this Agreement;

            (4) the Executive has committed an act of dishonesty, moral turpitude or theft or has breached his duties of loyalty to the Company, including any duties specified under Article 1.1.2 hereunder.

            It is specifically understood that, during the Term of the Agreement, Executive shall not be terminated pursuant to either 2.1 (1), (2) or
(3) unless and until (a) Executive has received reasonable notice, written or oral, from the Company of the applicable Company Policy, or the operational and financial goals applicable to the Executive, and (b) Executive has had reasonable opportunity to comply with such Company Policy or perform up to the standards, expectations or applicable goals set by Company. The Company may, however, immediately terminate Executive pursuant to 2.1 (4) without notice.

            In the event of the termination of Executive under this Article 2.1, Executive's right to the compensation and benefits provided in Addendum B shall immediately terminate and/or cease to accrue, provided, however, that Executive shall receive (i) the unpaid portion, if any, of the base salary computed on a pro-rata basis to the date of termination of employment and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

2.2.  TERMINATION BY THE COMPANY -- NOT ENUMERATED REASONS.  The Company may
      ----------------------------------------------------
terminate the employment of Executive during the Term for reasons other than those enumerated in Article 2.1. However, in such event, the Company shall be liable to Executive for the compensation and benefits provided in Addendum B for the remainder of the Term, and, to the extent not inconsistent with ERISA and/or the terms and conditions of any Plan or Program, all benefits shall continue to accrue until the end of the Term, which shall constitute the full liquidated damages to which Executive is entitled. Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

2.3  DISABILITY AND DEATH
     --------------------

     2.3.1  DISABILITY.  In the event that Executive is unable fully to perform
            ----------
his duties and responsibilities hereunder to the full extent required by the Company by reason of illness, injury or incapacity for ninety (90) consecutive days or ninety (90) working days during the Term, this Agreement may be terminated by Company and Company shall have no further liability or obligation to Executive for the compensation or benefits set forth in Addendum B, provided however, that

Executive will be entitled to receive (i) salary continuation until the long-term disability benefit plan takes effect, (ii) the payments prescribed under any disability benefit plan which may be in effect for employees of the Company and in which he participated and (iii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

     2.3.2. DEATH.  In the event that Executive dies during the Term, Company
            -----
shall pay to his executors, legal representatives or administrators an amount equal to the installment of his base pay set forth in Addendum B for the month in which he dies, and thereafter Company shall have no further liability or obligation pursuant to the Agreement to his executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through him; provided however, that Executive's estate or designated beneficiaries shall be entitled to receive (i) the payment prescribed for such recipients under any death benefit plan which may be in effect for employees of the Company and in which Executive participated and (ii) any unpaid accrued benefits owed to the Executive in accordance with the terms of any Plan or Program referenced in Addendum B.

ARTICLE 3-RESTRICTION ON THE USE OF CONFIDENTIAL INFORMATION
------------------------------------------------------------

3.1  SCOPE OF CONFIDENTIAL INFORMATION. Executive acknowledges that the Company,
     ---------------------------------
through AOP is engaged in the business of sales, servicing, renting and leasing of copier equipment, facsimiles, micrographic equipment, computers, shredders, offset printing, typewriters, laser printers, word processing equipment and other related office products, the business of facilities management and state-of-the-art copying and/or scanning operations, the ongoing development and implementation of additional business segments providing outsourcing and networking sales and services, and the growth through acquisitions of entities engaged in any or all of the aforementioned businesses ("OP Division business"). Executive further recognizes that the Company's OP Division business and its continued success depend upon the use and protection of a large body of confidential and proprietary information. Executive further acknowledges that he holds a position of trust and confidence by virtue of which he necessarily possesses, has access to and, as a consequence of his signing this Agreement, will continue to possess and have access to, highly valuable, confidential and proprietary information not known to employees of the Company at large or the public in general, and that it would be improper for him to make use of this information for the benefit of himself or others. ALL OF SUCH CONFIDENTIAL AND PROPRIETARY INFORMATION NOW EXISTING OR TO BE DEVELOPED IN THE FUTURE WILL BE REFERRED TO IN THIS AGREEMENT AS "COMPANY SECRETS". Company and Executive intend that the meaning of "Company Secrets" in this Agreement will be read as broadly as possible to include all information of any sort (whether merely remembered or embodied in a tangible medium) which (i) is related to OP Division business or potential future business and (ii) is not generally and publicly known. This includes, without specific limitation, information relating to the nature and operation of the OP Division business, the persons, firms and corporations which are customers or active prospects of the Company during Executive's employment by the Company, the Company's development transition and transformation plans, methodology and methods of doing business, strategic, acquisition, marketing and expansion plans, including plans regarding planned and potential acquisitions and sales, financial and business plans, employee lists, numbers and location of sales representatives, new and existing programs and services, support and those under development, prices and terms, customer service, integration processes requirements, costs of providing service, support and equipment and equipment maintenance costs.

3.2  EXECUTIVE'S DUTY NOT TO DISCLOSE CONFIDENTIAL INFORMATION.  Executive will
     ---------------------------------------------------------
protect and preserve as confidential during his employment relationship with the Company and at all times after the termination of the employment relationship, all of the Company Secrets at any time known to Executive or at any time in Executive's possession or control. Executive understands that this Agreement includes an obligation not to disclose Company Secrets to employees within the Company who do not have a right or need to know the Company Secrets.

Executive will, during his employment relationship with the Company and at all times after the termination of the employment relationship, neither disclose, use, nor allow any other person or entity to use in any way, except for the benefit of the Company and as directed by the Company, any of the Company Secrets.

3.3  RETURN OF CONFIDENTIAL INFORMATION.  Executive will, prior to or upon
     ----------------------------------
leaving employment with the Company, deliver to the Company any and all records, items and media of any type (including, without limitation, all partial or complete copies of duplicates) containing or otherwise relating to any of the Company Secrets, whether prepared or acquired by, or provided to, Executive. Executive acknowledges that all such records, items and media are and at all times will be and remain the property of Company.

3.4  ADDITIONAL AGREEMENTS REQUIRED BY THIRD PARTIES.  Executive will enter into
     -----------------------------------------------
and comply fully with any agreement reasonably required by any of the Company's affiliates, business partners, suppliers or contractors with respect to the protection of the confidential and proprietary information of such entities.

3.5  SEVERABILITY.  Executive understands that the obligations imposed under
     ------------
this Restriction on the Use of Confidential Information are in addition to, and independent of, any Restriction on Post-Termination Employment imposed under this Agreement or any previously executed agreement concerning post-termination employment, impose separate and distinct obligations from the Restriction on Post-Termination Employment, and may be valid even if the Restriction on Post-Termination Employment is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 4-RESTRICTION ON POST-TERMINATION EMPLOYMENT
----------------------------------------------------

4.1  ACKNOWLEDGMENTS BY EXECUTIVE.
     ----------------------------

     4.1.1.  ACKNOWLEDGMENT OF PROTECTIBLE INTERESTS.  Executive agrees that the
             ---------------------------------------
Company has a protectible interest in the Company Secrets, goodwill and specialized knowledge acquired by Executive during the course of his employment with Company.

     4.1.2.  ACKNOWLEDGMENT OF CONSIDERATION.  Executive acknowledges that the
             -------------------------------
provisions of this Article 4 are in consideration of the Company's change in his employment status from that of an at-will employee to an employee subject to discharge only for the reasons and under the terms and conditions set forth in this Agreement, in consideration of: (1) a change in employment status from employment-at-will to employment for a fixed period of time, subject to the terms and conditions set forth below; (2) eligibility to participate in the 1995-1996 Long-Term Incentive Compensation Program in accordance with the additional terms of that Program; and (3) additional good and valuable consideration as set forth in Addendum B of this Agreement.

     4.1.3.  ABILITY TO EARN LIVELIHOOD. Executive expressly agrees and
             ---------------------------
acknowledges that the Restrictions contained in this Article 4 do not preclude Executive from earning a livelihood, nor does it unreasonably impose limitations on Executive's ability to earn a living. In addition, the Executive agrees and acknowledges that the potential harm to the Company of its non-enforcement outweighs any harm to the Executive of its enforcement by injunction or otherwise.

4.2 POST-EMPLOYMENT RESTRICTIONS.  Executive agrees that if Executive's
    ----------------------------
employment with the Company is terminated for any reason (whether by the Company, by Executive or otherwise), the Executive will not, without the express written consent of the Company, directly or indirectly, for a period of two (2) years from the date of termination, in any capacity whatsoever, including either as an employee, employer, officer, director, proprietor, partner, joint venturer, consultant, stockholder (except for investments of no greater than 5% of the total outstanding shares in any publicly funded company), on his behalf or on behalf of any other entity:

             (1) solicit, sell to, divert, serve, accept or receive business, which is similar to, or competitive with, the OP Division Business, from any entity which was a customer of AOP, or active prospect of AOP, during the two (2) year period immediately preceding the termination of Executive's employment, or

             (2) engage or manage in any business which competes with the Company's OP Division business in any geographical area in which Company competes at the time of Executive's termination, or

             (3) start-up, acquire, purchase, or work in any capacity whatsoever for or on behalf of, any entity which has been identified as an actual or potential acquisition of AOP during the two (2) year period immediately preceding the termination of Executive's employment, or

             (4) solicit, entice, or encourage any employee of the Company to leave the Company or hire or employ any such employee, or

             (5) Manage the business or a portion of the business, of any entity engaged in a business which is similar to, or competitive with, the OP Division business.

4.3  SEVERABILITY.  Executive understands that the obligations imposed under
     ------------
this Restriction on Post-Termination Employment are in addition to, and independent of, any Restriction on the Use of Confidential Information imposed under this Agreement and any previously executed agreement concerning post-terminated employment, impose separate and distinct obligations from the Restriction on the Use of Confidential Information, and may be valid even if the Restriction on the Use of Confidential Information is declared invalid, in whole or in part, in any judicial or quasi-judicial forum.

ARTICLE 5-REMEDIES FOR BREACH
-----------------------------

5.1  INJUNCTIONS.  In the event of a breach or threatened breach of any
     -----------
provision of Articles 3 or 4 of this Agreement, Executive acknowledges and agrees that the Company will suffer irreparable harm and further acknowledges and agrees that the Company's remedies at law are inadequate, and that the Company shall be entitled to an immediate injunction restraining such breach or potential breach as well as other equitable relief; but nothing herein shall be construed as prohibiting the Company from pursuing any other remedy available for such breach or threatened breach.

5.2  RESTITUTION.  Notwithstanding anything in this Agreement or any other
     -----------
agreement between the parties to the contrary and in addition to any other rights or remedies the Company may have, if at any time Executive (whether during the Employment period or thereafter as provided herein) has violated any of his obligations contained in Articles 3 and 4 above, then the obligation of the Company to pay salary, vacation pay, bonus, incentive compensation or other form of pay or compensation, shall terminate, and from and after such termination neither the Executive, his beneficiary nor any of their legal representatives or distributees shall have any right to receive any payment(s) in connection therewith. In addition, in the event of such violation by Executive, Executive agrees to immediately pay back any sums already paid by the Company subsequent to the execution of this Agreement under the 1995-1996 Long-Term Incentive Compensation Program offered by the Company, or any subsequent Long-Term Incentive Compensation Program offered by the Company.

ARTICLE 6 -MISCELLANEOUS
------------------------

6.1  ARBITRATION. Except as permitted or provided in the foregoing Article 5, in
     ------------
the event Executive's employment is terminated, and Executive contends that such termination was wrongful or otherwise in violation of his rights or privileges, express or implied, whether founded in fact or in law, or any other rights or privileges, or was in violation of any express or implied condition, term, or covenant, whether founded in law or in fact, including but not limited to the covenant of good faith and fair dealing, or otherwise in violation of law, Executive and Company agree to submit the above-described disputed matter to binding arbitration. Executive and Company further expressly agree that in any such arbitration, the exclusive remedy which may be awarded by the arbitrator(s) shall be limited to back pay owing up to and including the date the arbitration award becomes final, and Executive agrees that he shall not be entitled to any other remedy at law or in equity, including but not limited to general, special, punitive or exemplary damages and/or injunctive relief.

6.2  REFORMATION.  The provisions and covenants contained herein are intended to
     -----------
be separate and divisible and if, for any reason, any one or more of such provisions or covenants should be held to be invalid and unenforceable in whole or in part, it is agreed that the same shall not be held to affect the validity or enforceability of any other provisions and covenants of this Agreement. In the event that any restriction set forth in this Agreement is determined by a Court to be unenforceable with respect to scope, time or geographical coverage, Executive agrees that such a restriction should be modified and narrowed so as to provide the maximum protection of the Company's legally protectible interests as described in this Agreement, and without negating or impairing any other restrictions or agreements set forth herein.

6.3  REASONABLENESS.  Executive acknowledges that he has carefully read this
     --------------
Agreement and has given careful consideration to the restraints imposed upon the Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of the Company's Secrets. The Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

6.4  MODIFICATION.  The Parties agree that the Agreement may not be modified
     ------------
except by the mutual written consent of the Parties. Notwithstanding the foregoing, the parties further agree that if a judicial or quasi-judicial entity declares the agreement invalid in whole or in part, it may modify the terms of the Agreement to give affect to the Agreement as modified.

6.5  SUCCESSORS AND ASSIGNS OF THE COMPANY. This Agreement shall bind Company
     --------------------------------------
and Executive, and also all of their respective family members, heirs, administrators, representatives, successors, assigns, officers, directors, agents employees, shareholders, affiliates, predecessors, and also all other persons, firms, corporations, associations, partnerships, and entities in privity with or related to or affiliated with any such person, firm, corporation, association, partnership or entity.

6.6  SURVIVAL OF OBLIGATIONS AND PROVISIONS.  Exercise of the Company's
     --------------------------------------
termination rights according to the provisions of Articles 2.1, 2.2. and 2.3.1 shall not affect the Company's rights or the Executive's obligations under
Article 1.1.2 and Articles 3, 4, 5 or 6. The Parties acknowledge and agree that the provisions within Article 1.1.2 and Articles 3, 4, 5 or 6 survive the termination or expiration of this Agreement as well as the termination of Executive's employment relationship with the Company.

6.7  AT-WILL PRESUMPTION.  Upon completion of the Term of the Agreement, the
     -------------------
Parties acknowledge and agree that any further employment with the Company shall be in an at-will capacity and may be terminated at any time.

6.8  EXPENSES OF ENFORCEMENT.  Executive shall be liable to, and will pay the
     -----------------------
Company for all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Company in the successful enforcement in any respect of any of its rights under this Agreement, whether in litigation or otherwise.

6.9  ENTIRE AGREEMENT.  The Executive acknowledges and agrees that this
     ----------------
Agreement, including Addendums A and B which are incorporated herein and made a part of the Agreement, together with previously entered into specific agreements entitled the Employment and Non-Competition Agreement dated September 30, 1983 executed by the Executive and the Alco Standard Corporation Confidentiality and Patent Agreement executed by the Executive and constitute the entire agreement between the Parties concerning the subject matter of this Agreement, and that together they supersede and replace all prior agreements, whether written or oral except the relevant benefit and compensation plans referred to elsewhere in the Agreement, which are incorporated reference; there are no other agreements, understandings, restrictions, warranties, or representations between the parties relating to this subject matter. Executive hereby represents that, in signing the Agreement, he has not relied upon any promise, representation, or any other inducement that is not expressed herein.

6.10  APPLICABLE LAW.  This Agreement, the construction of its terms, and the
      --------------
interpretation of the parties' rights and duties shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania (the state of the principal place of business of Alco) without regard to the choice of law provisions of such law.

6.11  VENUE.  The parties hereby agree that any lawsuit or proceeding instituted
      -----
regarding this Agreement, its interpretation, enforcement or validity shall be commenced in the Court of Common Pleas of Chester County, Pennsylvania, or in the United States District Court for the Eastern District of Pennsylvania, and the parties hereby consent to the personal jurisdiction over them of both Courts.

6.12  NOTICES.  All notices and other communications concerning this Agreement
      -------
shall be in writing and must be given by postage prepaid, registered or certified mail, as follows:

     (a)  If to the Company, to:        (b)  If to Executive, to:

          P.O. Box 834                       64 Ely Road
          Valley Forge, PA 19482             Longmeadow, MA  01106
          Attn: Law Department

6.13  UNDERSTANDING OF TERMS.  Executive acknowledges that he has carefully
      ----------------------
reviewed the contents of this Agreement, understands its import and intent, including the restrictions on post-termination employment it imposes, and that he agrees to its terms without duress and in full and complete knowledge of its effect.

6.14  WAIVER.  No omission or delay on the part of either Party of due and
      ------
punctual fulfillment of any obligation shall be deemed to constitute a waiver by the other Party of any of its rights to require such due and punctual fulfillment of any other obligation hereunder, whether similar or otherwise, or a waiver of any remedy it may have. Company's waiver of similar rights with respect to any other employee shall not constitute a waiver of Company's rights with respect to Executive.

IN WITNESS HEREOF, the Parties have affixed their signatures to this Agreement to be effective October 1, 1995.



WITNESS


/s/Sandra S. Dougall                         /s/ Peter W. Shoemaker
--------------------------------             -----------------------------------
                                             PETER W. SHOEMAKER
                                             Date



                                             ALCO STANDARD CORPORATION



                                             /s/ Kurt E. Dinkelakcer
                                             -----------------------------------
                                             By:     Kurt E. Dinkelacker
                                             Title:  Executive Vice President
                                             Date    January 26, 1996



                                             ALCO OFFICE PRODUCTS



                                             /s/ Kurt E. Dinkelakcer
                                             -----------------------------------
                                             By:     Kurt E. Dinkelacker
                                             Title:  President
                                             Date    January 25, 1996

                                                                   EXHIBIT 10.25


                AMENDMENT BETWEEN IKON OFFICE SOLUTIONS, INC.,
                     AS SUCCESSOR, AND PETER W. SHOEMAKER
                    TO 1995 EXECUTIVE EMPLOYMENT AGREEMENT


          This is an amendment, effective February 1, 1998, to the Executive Employment Agreement dated October 1, 1995 between ALCO STANDARD CORPORATION, an Ohio corporation with its principal place of business in Pennsylvania, and its operating division, Alco Office Products ("Predecessor Employer"), and PETER W. SHOEMAKER ("Executive") ("the 1995 Agreement") with this amendment ("this Amendment") having been entered into this 24th day of August, 1998.

          The 1995 Agreement was assigned to and assumed by IKON OFFICE SOLUTIONS, INC., an Ohio corporation ("IKON" or the "Company"), in connection with the acquisition by IKON of certain property and assets of Predecessor Employer.

          In consideration of the mutual promises contained in this document and intending to be legally bound hereto, the Parties agree that the 1995 Agreement is amended as follows:

          1.  Duties of Position.  IKON shall revise Executive's position
              ------------------
(Addendum A) and employ Executive as Senior Vice-President, IKON Business Services, a division of IKON. The Parties expressly agree that the Executive's revised duties and responsibilities are as set forth in the attached Addendum A, which is incorporated as if fully set forth herein.

          2.  Term of Agreement.  Fulltime employment of Executive under this
              -----------------
Amendment shall extend through January 31, 2000 unless further extended by the parties ("Extended Term"). The Initial Term and previously identified Extended Term provisions set forth in the 1995 Agreement and Addendum B of the 1995 Agreement shall cease to have any force or effect, and shall be replaced and superseded as follows:

          (a) Paragraph 4 of this Amendment sets forth the compensation of Executive during the Extended Term.

          (b) Upon completion of the Extended Term herein as Senior Vice-President, IKON Business Services, IKON agrees thereafter to employ Executive (in an employee/consulting capacity) for an additional two (2) year period ("Post-Extended Term") beginning February 1, 2000 or at a later date if the Extended Term has been extended. During the Post-Extended Term, Executive shall be compensated at his Base (no additional bonus), together with continuing vesting and all normal employee-related benefits. LTIP Programs to which Executive is already a party to will continue to mature; however, Executive will no longer be eligible for any newly created LTIP Programs or additional stock option grants. In the event of inconsistent corporate policies or procedures, conflicting Plan documents or any other cause or reason which prevents Executive from realizing such employee-related benefits, IKON agrees to make up any benefit shortfall to Executive by contributing a comparable amount to Executive's Supplemental Employment Retirement Plan.

          (c) It is understood that the employment/consulting services to be rendered by Executive to IKON during the Post-Extended term will be of minimal magnitude and not inconsistent with Executive being regularly engaged in other employment or business activities. Such services shall nevertheless be of special, unique, unusual, extraordinary and intellectual character, which shall give said services a peculiar value, the loss of which may not be reasonably or adequately compensated in damages in an action of law; and shall be at the reasonable direction and control of the CEO or COO of IKON, or their successors or assigns, subject to the preceding sentence.

          3.  Relocation Payment.  As part of this Amendment, IKON further
              ------------------
agrees to pay Executive upon completion of the Extended Term a lump sum relocation payment of Fifty Thousand Dollars ($50,000), reduced by required withholding, if any, for relocation of his principal residence but only so long as Executive (i) provides written notice to IKON of his intent to relocate within sixty (60) days of his completion of the Extended Term and (ii) actually moves within one (1) year of his completion of the Extended Term.

          4.  Compensation.  Paragraph 1.3 and Addendum B of the 1995 Agreement
              ------------
are amended to provide (i) a Base Salary of Three Hundred Twenty-Five Thousand Dollars ($325,000) per annum; and (ii) revised Bonus arrangements as set forth in revised Addendum B which is attached to this Amendment.

          5.  Post-Employment Restrictions.  The restrictions on Post-Employment
              ----------------------------
set forth in Paragraph 4.2 of Article 4 of the 1995 Agreement are amended to substitute "IKON's North American Business" for the OP Division Business and AOP, and such substitution shall be made for each reference in the 1995 Agreement to OP Division Business or AOP. Executive further agrees not to work in any capacity whatsoever for Xerox Corporation, Canon or Danka Corporation.

          6.  Notices.  All notices and other communications concerning the 1995
              -------
Agreement or this Amendment shall be in writing and must be given postage prepaid, registered or certified mail, by facsimile or by overnight delivery service, as follows:

              If to the Company, to:    IKON Office Solutions, Inc.
                                        70 Valley Stream Parkway
                                        Malvern, PA  19355
                                        Attention:  CEO

              If to the Executive, to:  Peter W. Shoemaker
                                        430 Inveraray Road
                                        Villanova, PA  19085

          7.  Change of Control.  Even though he is not an executive officer of
              -----------------
the parent Company, IKON hereby agrees that Executive shall have the benefit of IKON's change of control commitment to senior officers, which confers rights and benefits upon executive employees in the event that a defined Change of Control of IKON has occurred, the same as if Executive were a senior officer of the parent Company, and the same as if that policy were fully set forth in this Agreement. This paragraph is subject to approval by the parent company's Board of Directors.

          8.  Additional Changes to 1995 Agreement.
              ------------------------------------

              (a) The second sentence of paragraph 2.2 of the 1995 Agreement is amended to read as follows:

                   "However, in such event, the Company shall be liable to Executive for the compensation and benefits provided in this Agreement for the Extended Term and Post-Extended Term."

          9.  Interpretation of Agreements.  All terms and conditions set forth
              ----------------------------
in the 1995 Agreement shall remain in full force and effect unless revised and superseded herein. If there are any inconsistencies between this Amendment and the 1995 Agreement, this Amendment shall prevail. Addenda A and C of the 1995 Agreement are without further force or effect.


               (remainder of this page intentionally left blank)

          IN WITNESS WHEREOF, the Parties have affixed their signatures to this Agreement this 24th day of August, 1998.

WITNESS:
--------


/s/Anne Marie Fiumara                        /s/Peter W. Shoemaker
---------------------                        --------------------------------
                                             Peter W. Shoemaker


IKON OFFICE SOLUTIONS, INC.


By:/s/James J. Forese
   --------------------
Title: President and Chief Executive Officer
       -------------------------------------

                                                              Revised Addendum A


                           [Beth Sexton to Finalize]


JOB TITLE:     Senior Vice-President, IKON Business Services


JOB DESCRIPTION AND PRIMARY RESPONSIBILITIES:


REPORTS TO:    CEO



SPECIFIC ACCOUNTABILITIES:


     . Performance Responsibility for the thirteen (13) U.S. Districts of Business Services.

     . Responsibility for the marketing functions which relate to Business Services.

     . Responsibility for the re-manufacturing function which relate to Business Services.



                                                        Initials: /s/PWS
                                                                  --------
                                                                  /s/JJF
                                                                  --------

                                                              Revised Addendum B
                                                              Peter W. Shoemaker



TITLE:  Senior Vice-President, Business Services

TERM - COMPENSATIONS ITEMS:

     BASE SALARY:  $325,000 per fiscal year

     BONUS OPPORTUNITY: Up to maximum of 100% of Base Salary/fiscal year based upon following:

          . Up to a maximum of 25% based upon achievement of IKON's fiscal year business objectives, pro rata.

          . Up to a maximum of 25% based upon achievement of Business Services' most recently revised fiscal year business plan objectives, pro rata.

          Note: For fiscal year 1998 only, the Transformation Bonus incentive under Executive's former position (at former Base Salary level) was earned and is therefore 100% guaranteed for the period October 1, 1997 through January 31, 1998, pro rata, totaling $83,334. The remainder of Executive's fiscal year 1998 bonus opportunity (for the period February 1, 1998 through September 30, 1998) pro rata, will be based upon the following IKON Business Services business objectives:

               . 25% of the eight (8) month's Bonus Opportunity (at Executive's new Base Salary level) for the February 1, 1998 through September 30, 1998, time period, pro rata, will be guaranteed, totaling $54,167.

               . a the remaining $162,500 partial fiscal year bonus opportunity (at Executive's new Base Salary level) will be at risk and based upon Executive achieving the Business Services' revised business plan objectives, copy of which is attached.

               [Kurt Dinkelacker to finalize and provide Business Services' revised business plan objectives]

          * Subsequent fiscal year(s) BONUS opportunity and objectives are to be discussed and determined on a yearly basis.

     OTHER COMPENSATION BENEFITS:

          . CEO to recommend to Board of Directors at the July, 1998 Board
            Meeting that Executive be included in the Change-of-Control program that has previously been afforded to Corporate Officers.

                                                              Revised Addendum B
                                                              Peter W. Shoemaker
                                                                          Page 2



          EXTENDED TERM - COMPENSATION ITEMS

               . THE EXTENDED TERM-COMPENSATION ITEMS HAVE BEEN SUPERSEDED AND REPLACED WITH THE TERMS AND CONDITIONS MORE FULLY DESCRIBED IN SECTION *1.2 OF THIS AMENDMENT.



*2  Initials  /s/PWS
              ------



                                                         Initials:  /s/PWS
                                                                    ------
                                                                    /s/JJF
                                                                    ------